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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)      January 9, 2001
                                                 --------------------------


                                Officeland, Inc.
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               (Exact Name of Registrant as Specified in Charter)



      Ontario, Canada                  0-15530                 103976668
----------------------------  ------------------------   ---------------------
(State or Other Jurisdiction  (Commission File Number)   (Canadian Federal Tax
    of Incorporation)                                          Account.)



     312 Dolomite Drive, Suite 212
           Downsview, Ontario                                   M3J 2N2
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code     (416) 736-4000
                                                  -------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report

                                       1

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ITEM 5 OTHER EVENTS

Attached is a Press Release issued by the Registrant on January 9, 2001 (the "Press Release").

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

99.1       Press Release of the Registrant dated January 9, 2001.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Officeland, Inc. (Registrant)

                                            By: /s/: Ajit G. Hutheesing
                                               ------------------------
                                                     Ajit G. Hutheesing
                                            Title: Chairman of the Board




Dated:  January 11, 2001